UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

CERO THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Haskins Way, Suite 230, South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(650) 407-2376

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CERO	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of common stock	CEROW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25, 2024, CERo Therapeutics Holdings, Inc. (the “Company”) filed a Certificate of Designations of Series C Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Certificate of Designations”), thereby creating a new series of preferred stock of the Company designated as “Series C Convertible Preferred Stock.” The Certificate of Designations became effective with the Secretary of State of the State of Delaware upon filing.

A copy of the Certificate of Designations is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 8.01 Other Events.

As previously announced, on September 25, 2024, the Company entered into a Securities Purchase Agreement with certain accredited investors named therein (the “PIPE Investors”), pursuant to which the Company issued and sold, and the PIPE Investors purchased, in a private placement (the “Private Placement”): (i) 2,853 shares of the Company’s Series C convertible preferred stock, par value $0.0001 per share (the “Series C Preferred Stock”), and (ii) warrants (the “Warrants”) to purchase 8,175,166 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for aggregate cash proceeds of approximately $1.25 million. On September 26, 2024, the Company completed the Private Placement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of the Series C Convertible Preferred Stock.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2024	CERO THERAPEUTICS HOLDINGS, INC.

	By:	/s/ Chris Ehrlich
	Name:	Chris Ehrlich
	Title:	Interim Chief Executive Officer

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